UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re        Insilco Technologies, Inc.,  et al.               Case No. 02-13672
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003


                            MONTHLY OPERATING REPORT
                            ------------------------
 File with Court and submit copy to United States Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Document          Explanation
REQUIRED DOCUMENTS                                                               Form No.         Attached           Attached
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                                       X (Exh. A)
-----------------------------------------------------------------------------------------------------------------------------------
        Bank Reconciliation (or copies of debtor's bank reconciliations)                                            X (Exh. B)
-----------------------------------------------------------------------------------------------------------------------------------
        Copies of Bank Statements                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
        Cash disbursements journals                                                                              see cash rec/disb
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                           X (Exh. C)
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                     X (Exh. D)
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
        Copies of IRS Form 6123 or payment receipt                                                              see tax attestation
-----------------------------------------------------------------------------------------------------------------------------------
        Hard Copies of tax returns filed during reporting period have been                                                X
-----------------------------------------------------------------------------------------------------------------------------------
          provided to the U.S. Trustee.  They are available upon request.                         X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR - 4          X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR - 5          X (Exh. F)
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR - 5          X (Exh. G)
-----------------------------------------------------------------------------------------------------------------------------------

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


 /s/ Michael R. Elia
------------------------------------------                 ---------------------
Signature of Debtor                                        Date



------------------------------------------                 ---------------------
Signature of Joint Debtor                                  Date


 /s/ Michael R. Elia
------------------------------------------                 ---------------------
Signature of Authorized Individual*                        Date



------------------------------------------        ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                               Case No. 02-13672

Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003
--------------------------------------------------------------------------------

           INSILCO TECHNOLOGIES, INC.,  et al.


    Tab    Description
    ---    -----------

     A  -  Schedule of Cash Receipts and Disbursements
     B  -  Bank Reconciliations and Statements
     C  -  Statement of Operations
     D  -  Balance Sheet
     E  -  Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
     F  -  Accounts Receivable Reconciliation and Aging
     G  -  Debtor Questionnaire

                                    EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
All Debtors                Fiscal Month from January 25 to February 21, 2003 for
                           the Reporting Period February 1 to February 28, 2003

Weekly Cash Flow
US Locations                                A          A          A          A
Week number                                 5          6          7          8
Date                                1/31/2003   2/7/2003  2/14/2003  2/21/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                 11,212      9,755      8,198      8,518

Collections
Trade receipts                          2,204      2,268      3,288      1,765
Other                                     (18)         -          -          -
-------------------------------------------------------------------------------
  Total Collections                     2,186      2,268      3,288      1,765
-------------------------------------------------------------------------------

Cash Available                         13,398     12,023     11,486     10,283

Disbursements *
Payroll                                  (792)      (646)      (782)      (658)
Benefits                                 (154)      (408)      (198)      (133)
Inventory Purchases                    (1,287)    (1,489)    (1,217)    (1,276)
General Cash Disbursements             (1,337)    (1,008)      (695)      (851)
Deposits                                    -          -          -         (6)
Critical Vendor Payments                    -       (155)       (16)       (62)
Capital expenditures                        -          -          -        (24)
Other                                       -          -          -          -
                                     ------------------------------------------
    Subtotal Operating Expenses        (3,570)    (3,706)    (2,908)    (3,010)
Professional fees
   On-Going                               (21)        (6)         -        (11)
   Debtor's Professionals                   -        (10)         -          -
   Unsecured Professionals                  -          -          -          -
                                     ------------------------------------------
       Subtotal                           (21)       (16)         -        (11)
                                     ------------------------------------------
  Bank Professionals                        -          -        (60)         -
Restructuring costs                         -          -          -          -
Taxes                                       -        (81)         -         (6)
Intercompany transfers out                  -          -          -          -
Intercompany transfers in                   -          -          -         83
Debt service                                -          -          -          -
-------------------------------------------------------------------------------
  Total disbursements                  (3,591)    (3,803)    (2,968)    (2,944)
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental            (52)       (22)         -        (36)
DIP Borrowings/(Paydowns)                   -          -          -          -

Ending cash                             9,755      8,198      8,518      7,303
===============================================================================



Key Account information
Sales                                   1,711      2,201      2,124      3,241
Trade accounts receivable balance      20,932     20,151     19,034     19,301
Inventory                              23,279     23,622     23,163     23,249
Accounts payable - US                   2,083      1,696      1,786      1,894

* On a book basis, i.e. includes checks written not cashed.

Note the following filing entities had no cash activity:
02-13671 Insilco Holding Co.
02-13674 Insilco International Holding, Inc.
02-13677 EFI Metal Forming, Inc.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
Insilco Technologies, Inc.
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

Weekly Cash Flow
US LOCATIONS                                A          A          A          A
Week number                                 1          2          3          4
Date                                 1/3/2003  1/10/2003  1/17/2003  1/24/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                 13,467     12,485     12,109     11,684

Collections
Trade receipts                            208        308        177        159
Other                                       4          -          -          -
-------------------------------------------------------------------------------
  Total Collections                       212        308        177        159
-------------------------------------------------------------------------------

Cash Available                         13,679     12,793     12,286     11,843

Disbursements *
Payroll                                  (186)       (31)      (189)       (32)
Benefits                                  (53)      (393)      (162)       (17)
Inventory Purchases                       (99)      (112)      (102)      (126)
General Cash Disbursements               (783)       (22)       (88)      (124)
Deposits                                    -          -          -          -
Critical Vendor Payments                    -         (7)        (1)         -
Capital expenditures                        -          -          -          -
Other                                       -          -          -          -
                                     ------------------------------------------
    Subtotal Operating Expenses        (1,121)      (565)      (542)      (299)
Professional fees
   On-Going                               (21)        (6)         -        (11)
   Debtor's Professionals                            (10)
   Unsecured Professionals
                                     ------------------------------------------
       Subtotal                           (21)       (16)         -        (11)
                                     ------------------------------------------
  Bank Professionals                                   -        (60)         -
Restructuring costs                         -          -          -          -
Taxes                                       -        (81)         -         (6)
Intercompany transfers out                  -          -          -          -
Intercompany transfers in                   -          -          -         11
Debt service                                -          -          -          -
-------------------------------------------------------------------------------
  Total disbursements                  (1,142)      (662)      (602)      (305)
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental            (52)       (22)                  (36)
DIP Borrowings/(Paydowns)                   -          -          -          -

Ending cash                            12,485     12,109     11,684     11,502
===============================================================================



Key Account information
Sales                                     151        213        166        219
Trade accounts receivable balance       1,665      1,528      1,435      1,419
Inventory                               2,142      2,123      2,141      2,276
Accounts payable - US                      76        111         90        196

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13675
Precision Cable Manufacturing
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

Weekly Cash Flow
US LOCATIONS                                A          A          A          A
Week number                                 1          2          3          4
Date                                 1/3/2003  1/10/2003  1/17/2003  1/24/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                  2,100      1,878      1,641      1,519

Collections
Trade receipts                            439        447        406        298
Other                                      (3)                    -          -
-------------------------------------------------------------------------------
  Total Collections                       436        447        406        298
-------------------------------------------------------------------------------

Cash Available                          2,536      2,325      2,047      1,817

Disbursements *
Payroll                                  (104)       (59)       (95)       (61)
Benefits                                   (9)       (15)        (5)       (22)
Inventory Purchases                      (485)      (510)      (374)      (451)
General Cash Disbursements                (60)      (100)       (53)       (30)
Deposits                                    -          -          -          -
Critical Vendor Payments                    -          -         (1)        (2)
Capital expenditures                        -          -          -          -
Other                                       -          -          -          -
                                     ------------------------------------------
    Subtotal Operating Expenses          (658)      (684)      (528)      (566)
Professional fees
   On-Going                                 -          -          -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                     ------------------------------------------
       Subtotal                             -          -          -          -
                                     ------------------------------------------
  Bank Professionals                                   -          -          -
Restructuring costs                         -          -          -          -
Taxes                                       -          -          -          -
Intercompany transfers out                  -          -          -          -
Intercompany transfers in                   -          -          -          -
Debt service                                -          -          -          -
-------------------------------------------------------------------------------
  Total disbursements                    (658)      (684)      (528)      (566)
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                               -
DIP Borrowings/(Paydowns)                   -          -          -          -

Ending cash                             1,878      1,641      1,519      1,251
===============================================================================



Key Account information
Sales                                     173        308        461        828
Trade accounts receivable balance       3,647      3,295      3,394      4,060
Inventory                               4,512      4,873      4,519      3,646
Accounts payable - US                     295        315        296        297

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re Insilco Technologies, Inc. et al.                        Case No. 02-13673
InNet Technologies, Inc.
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

Weekly Cash Flow
US LOCATIONS                                A          A          A          A
Week number                                 1          2          3          4
Date                                 1/3/2003  1/10/2003  1/17/2003  1/24/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                 (1,547)    (1,557)    (1,613)    (1,628)

Collections
Trade receipts                             12         28          4         11
Other                                       -          -          -          -
-------------------------------------------------------------------------------
  Total Collections                        12         28          4         11
-------------------------------------------------------------------------------

Cash Available                         (1,535)    (1,529)    (1,609)    (1,617)

Disbursements *
Payroll                                     -        (68)         -        (67)
Benefits                                    -          -         (7)         -
Inventory Purchases                         -          -          -          -
General Cash Disbursements                (22)       (16)       (12)       (14)
Deposits                                    -          -          -          -
Critical Vendor Payments                    -          -          -          -
Capital expenditures                        -          -          -          -
Other                                       -          -          -          -
                                     ------------------------------------------
    Subtotal Operating Expenses           (22)       (84)       (19)       (81)
Professional fees
   On-Going                                 -          -          -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                     ------------------------------------------
       Subtotal                             -          -          -          -
                                     ------------------------------------------
  Bank Professionals                                   -          -          -
Restructuring costs                         -          -          -          -
Taxes                                       -          -          -          -
Intercompany transfers out                  -          -          -          -
Intercompany transfers in                   -          -          -          -
Debt service                                -          -          -          -
-------------------------------------------------------------------------------
  Total disbursements                     (22)       (84)       (19)       (81)
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                               -
DIP Borrowings/(Paydowns)                   -          -          -          -

Ending cash                            (1,557)    (1,613)    (1,628)    (1,698)
===============================================================================



Key Account information
Sales                                      65         50         62         40
Trade accounts receivable balance         356        356        356        320
Inventory                                 106        106        106        264
Accounts payable - US                       -          -          -          3

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13681
Signal Transformer Co., Inc.
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

Weekly Cash Flow
US LOCATIONS                                A          A          A          A
Week number                                 1          2          3          4
Date                                 1/3/2003  1/10/2003  1/17/2003  1/24/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                   (513)      (477)      (536)      (643)

Collections
Trade receipts                            372        317        289        404
Other                                      23          -          -          -
-------------------------------------------------------------------------------
  Total Collections                       395        317        289        404
-------------------------------------------------------------------------------

Cash Available                           (118)      (160)      (247)      (239)

Disbursements *
Payroll                                   (60)       (51)       (49)       (49)
Benefits                                    -          -          -          -
Inventory Purchases                      (194)      (102)      (194)      (267)
General Cash Disbursements               (105)      (182)      (153)      (222)
Deposits                                    -          -          -         (6)
Critical Vendor Payments                    -        (41)         -         (1)
Capital expenditures                        -          -          -          -
Other                                       -          -          -          -
                                     ------------------------------------------
    Subtotal Operating Expenses          (359)      (376)      (396)      (545)
Professional fees
   On-Going                                 -          -          -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                     ------------------------------------------
       Subtotal                             -          -          -          -
                                     ------------------------------------------
  Bank Professionals                                   -          -          -
Restructuring costs                         -          -          -          -
Taxes                                       -          -          -          -
Intercompany transfers out                  -          -          -          -
Intercompany transfers in                   -          -          -          -
Debt service                                -          -          -          -
-------------------------------------------------------------------------------
  Total disbursements                    (359)      (376)      (396)      (545)
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                               -
DIP Borrowings/(Paydowns)                   -          -          -          -

Ending cash                              (477)      (536)      (643)      (784)
===============================================================================

Key Account information
Sales                                     200        254        254        259
Trade accounts receivable balance       3,500      3,357      3,357      2,995
Inventory                               4,330      4,330      4,330      4,555
Accounts payable - US                     819        433        463        205

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.         Case No.'s 02-13676 and 02-13678
Stewart Stamping Group
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

Weekly Cash Flow
US LOCATIONS                                A          A          A          A
Week number                                 1          2          3          4
Date                                 1/3/2003  1/10/2003  1/17/2003  1/24/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                  2,503      2,290      1,672      2,208

Collections
Trade receipts                            673        810      1,443        730
Other                                       3          -          -          -
-------------------------------------------------------------------------------
  Total Collections                       676        810      1,443        730
-------------------------------------------------------------------------------

Cash Available                          3,179      3,100      3,115      2,938

Disbursements *
Payroll                                  (323)      (323)      (329)      (330)
Benefits                                  (11)         -        (23)       (94)
Inventory Purchases                      (269)      (543)      (325)      (279)
General Cash Disbursements               (286)      (538)      (226)      (369)
Deposits                                    -          -          -          -
Critical Vendor Payments                    -        (24)        (4)       (59)
Capital expenditures                        -          -          -        (24)
Other                                       -          -          -          -
                                     ------------------------------------------
    Subtotal Operating Expenses          (889)    (1,428)      (907)    (1,155)
Professional fees
   On-Going                                 -          -          -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                     ------------------------------------------
       Subtotal                             -          -          -          -
                                     ------------------------------------------
  Bank Professionals                                   -          -          -
Restructuring costs                         -          -          -          -
Taxes                                       -          -          -          -
Intercompany transfers out                  -          -          -          -
Intercompany transfers in                   -          -          -          -
Debt service                                -          -          -          -
-------------------------------------------------------------------------------
  Total disbursements                    (889)    (1,428)      (907)    (1,155)
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                               -
DIP Borrowings/(Paydowns)                   -          -          -          -

Ending cash                             2,290      1,672      2,208      1,783
===============================================================================

Key Account information
Sales                                     811      1,025        899      1,476
Trade accounts receivable balance       8,196      8,596      8,007      8,070
Inventory                               8,320      8,320      8,335      8,455
Accounts payable - US                     582        501        663        823

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13679
Stewart Connector Systems, Inc.
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

Weekly Cash Flow
US LOCATIONS                                A          A          A          A
Week number                                 1          2          3          4
Date                                 1/3/2003  1/10/2003  1/17/2003  1/24/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                 (4,798)    (4,864)    (5,075)    (4,622)

Collections
Trade receipts                            500        358        969        163
Other                                     (45)         -          -          -
-------------------------------------------------------------------------------
  Total Collections                       455        358        969        163
-------------------------------------------------------------------------------

Cash Available                         (4,343)    (4,506)    (4,106)    (4,459)

Disbursements *
Payroll                                  (119)      (114)      (120)      (119)
Benefits                                  (81)         -         (1)         -
Inventory Purchases                      (240)      (222)      (222)      (153)
General Cash Disbursements                (81)      (150)      (163)       (92)
Deposits                                    -          -          -          -
Critical Vendor Payments                    -        (83)       (10)         -
Capital expenditures                        -          -          -          -
Other                                       -          -          -          -
                                     ------------------------------------------
    Subtotal Operating Expenses          (521)      (569)      (516)      (364)
Professional fees
   On-Going                                 -          -          -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                     ------------------------------------------
       Subtotal                             -          -          -          -
                                     ------------------------------------------
  Bank Professionals                                   -          -          -
Restructuring costs                         -          -          -          -
Taxes                                       -          -          -          -
Intercompany transfers out                  -          -          -          -
Intercompany transfers in                   -          -          -         72
Debt service                                -          -          -          -
-------------------------------------------------------------------------------
  Total disbursements                    (521)      (569)      (516)      (292)
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                               -
DIP Borrowings/(Paydowns)                   -          -          -          -

Ending cash                            (4,864)    (5,075)    (4,622)    (4,751)
===============================================================================

Key Account information
Sales                                     311        351        282        419
Trade accounts receivable balance       3,568      3,019      2,485      2,437
Inventory                               3,869      3,870      3,732      4,053
Accounts payable - US                     311        336        274        370

* On a book basis, i.e. includes checks written not cashed.

INNET TECHNOLOGIES, INC. 02-13673
SCHEDULE OF INTERCO TRANSFERS
PERIOD 1/25/03-2/21/03                     Due from (Due to)   Due from (Due to)
--------------------------------------------------------------------------------
                                              INNET WITH          INNET WITH
                                                 CHINA               GMBH
BALANCE 1/25/03                               (1,312,821)          1,388,062
NON-CASH ACTIVITY
Transfers to non-debtor                          236,449                   0
Transfers from non-debtor, if any               (240,600)                  0
CASH ACTIVITY
Transfers to non-debtor                                                    0
Transfers from non-debtor, if any                      0                   0
OTHER                                                  0                   0
BALANCE AT 2/21/03                            (1,316,972)          1,388,062
--------------------------------------------------------------------------------

Signal Transformer Co 02-13681
Intercompany Account Activity With Non-debtors
February 2003                              Due from (Due to)   Due from (Due to)
--------------------------------------------------------------------------------
                                                 Signal             Signal
                                             Transformer to     Transformer to
                                             Signal Mexicana   Signal Dominicana

                                                A/C 2655           A/C 2610.3
Balance at January 24, 2002                     $331,938           ($956,360)
Wire Transfers to non-debtors                   $236,000 a           $45,000 b
Interco production transferred by non-debtors  ($252,344)          ($111,478)
Other Interco charges to (from) non-debtors      ($3,835)            $29,384
                                               -------------------------------
Balance at February  21, 2003                   $311,759           ($993,454)
                                               -------------------------------

a- Wires transferred to Signal Transformer Mexicana bank account at Banamex to fund payroll and other locally paid operating expenses
b- Wires transferred to Signal Dominicana bank account at Citibank to fund payroll and other locally paid operating expenses
================================================================================

ITG Global 02-13672
Intercompany Balances with Non-Debtors
as of 2/21/03                                    Due from (Due to)   Due from (Due to)   Due from (Due to)   Due from (Due to)
------------------------------------------------------------------------------------------------------------------------------
                                                      Ireland               UK                  TAT             SCS Germany
Balance @ 1/24/03                                   166,920.93          245,140.83          199,608.74            4,022.46
Transfers to Non-Debtor                               4,498.68                                4,501.80                   -
Transfers from Non-Debtor                           (10,957.94)                               1,471.82
Other                                                   298.01              588.11                   -
                                                ------------------------------------------------------------------------------
Balance @ 2/21/03                                   160,759.68          245,728.94          205,582.36            4,022.46
Ireland
  T1 Lines for computer sytem                         4,498.68
  Other Translation                                     298.01
UK
  Other Translation                                     588.11
TAT
  Salary & Benefits Cust Svc Rep at Nortel            3,850.00
  Inventory transfers                                   651.80

==============================================================================================================================

Stewart Connector Systems, Inc. 02-13679
Rollforward of Intercompany balances with non-debtors

                                                   Due from (Due to)   Due from (Due to)   Due from (Due to)
-----------------------------------------------------------------------------------------------------------
                                                         SCS de
                                                         Mexico               Gmbh               ITI Ltd
Balance at 1/24/03                                     597,949.26        5,279,373.89          731,704.06
Wire transfers to non-debtor  **                       274,773.23                0.00                0.00
Wire transfers from non-debtor                                                                (670,409.02)
Charge back of costs/expenses from non-debtor         (221,764.11)          (6,550.23)          (1,846.00)
Charge back of costs/expenses to non-debtor                  0.00            1,865.98           87,777.36
Trade sales to non-debtor                                    0.00          287,818.11          239,510.89
                                                   --------------------------------------------------------
Balance at 2/21/03                                     650,958.38        5,562,507.75          386,737.29
                                                   ========================================================
** funding is for payroll and expenses
===========================================================================================================


PRECISION CABLE MANUFACTURING 02-13675
SCHEDULE OF INTERCO TRANSFERS
PERIOD 1/24/03-2/21/03                   Due from (Due to)   Due from (Due to)
--------------------------------------------------------------------------------
                                             PCM WITH            PCM WITH
                                          PCM MEXICO (1)         CHINA (2)
BALANCE 1/24/03                              (301,998)            (35,051)
ACTIVITY
Contract Labor                                                     (7,216)
Payment                                                            20,885
Peso Purchases                                202,581
Rent Mexico                                    35,628
Taxes                                          (1,574)
Meals & Entertainment                            (690)
Mexico Expenses                              (275,760)
                                         -------------------------------------
BALANCE AT 1/24/03                           (341,813)            (21,382)
                                         =====================================


(1) - We send weekly payments to Mexico to cover their weekly payroll, taxes, union fees, safety supplies, packaging supplies, freight, equipment maintenance and all related expenses to keep the plant in Mexico going. Rent is paid at the first of each month. At the end of the month, PCM de Mexico sends up a billing and we book this expense on our Rockwall books.
(2) - We are billed from China for any labor incurred to build our parts for shipment. We are also billed for any samples, waiting on customer approval.
================================================================================

                                    EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                    Fiscal Month from January 25 to February 21, 2003 for
                           the Reporting Period February 1 to February 28, 2003
                                                                                                                STATEMENT  DATE LAST
BANK /ADDRESS           ENTITY                    CASE NUMBER STATUS      NUMBER     TYPE OF ACCOUNT               REC'D  RECONCILED

Bank One N.A.           Insilco Technologies Inc.  02-13672   Open      55-55930    Master Concentration           1/03     1/03
1 Bank One Plaza
Chicago, IL  60670      Insilco Technologies Inc.  02-13672   Open      633550926   Pension Payroll Account        1/03     1/03
Contact: Vernon Wright
                        Insilco Technologies Inc.  02-13672   Open      633551221   Control Disbursement Account-  1/03     1/03
                                                                                    Post Petition
                        Insilco Technologies Inc.  02-13672   Closed    633549498   Contol Disbursement Account-   N/A      N/A
                                                                                    Pre-Petition
                        Insilco Technologies Inc.  02-13672   Open      633549480   Total Pay account-             1/03     1/03
                                                                                    payroll
                        Insilco Holding Co         02-13671   Open      637184318   Control Disbursement Account-  1/03     1/03
                                                                                    Post Petition
                        Insilco Holding Co         02-13671   Closed    632989786   Contol Disbursement Account-   N/A      N/A
                                                                                    Pre-Petition

Fifth Third Bank        Insilco Technologies Inc.  02-13672   Open      755-53849   Deposit Account                1/03     1/03
420 Metro Place South
Dublin, Oh 43017

Bank One N.A.           ITG Global                 02-13672   Open      10-05339    DDA Account                    1/03     1/03
1 Bank One Plaza                                                        905899      Lockbox Deposit address
Chicago, IL  60670
Contact: Vernon Wright  ITG Global                 02-13672   Closed    633549506   Control Disbursement Account-  N/A      N/A
                                                                                    Pre-petition
                        ITG Global                 02-13672   Open      633551239   Control Disbursement Account-  1/03     1/03
                                                                                    Post-petition

Bank One N.A.           Signal Transformer Co.,    02-13681   Open      10-46127    DDA Account                    1/03     1/03
1 Bank One Plaza        Inc.
Chicago, IL  60670      Signal Transformer Co.,    02-13681   Open      1111673     DDA Account                    1/03     1/03
                        Inc.
                        Signal Transformer Co.,    02-13681   Closed    633549514   Control Disbursement Account-  N/A      N/A
                        Inc.                                                        Pre-petition
                        Signal Transformer Co.,    02-13681   Open      633551247   Control Disbursement Account-  1/03     1/03
                        Inc.                                                        Post-petition

Fleet Bank              Signal Transformer Co.,    02-13681   Open      9387-252560 Deposit Account, No Lockbox    1/03     1/03
165 Sheridan Blvd.      Inc.
Inwood, NY 11096

Chase Bank              Signal Transformer Co,     02-13681   Open    301-01059971  Deposit for credit card        1/03     1/03
                        Inc.                                                        purchases.

Banco Popular           Signal Caribe, Inc         02-13680   Open      245-021907  Payroll  To Process ADP        1/03     1/03
P.O. Box 362708                                                                     Chicago payroll
San Juan, Puerto Rico 00936-2708
Contact: Evidia Vazquez
Phone: 809-765-9800 ex. 5356

Bank One N.A.           Stewart Connector Systems, 02-13679   Open     51-60383     DDA Account                    1/03     1/03
1 Bank One Plaza        Inc.                                           730346       Dallas TX., Lock Box No.
Chicago, IL  0670
Contact: Vernon Wright  Stewart Connector Systems, 02-13679   Closed   633549548    Control Disbursement Account-  N/A      N/A
                        Inc.                                                        Pre-petition
                        Stewart Connector Systems, 02-13679   Open     637184284    Control Disbursement Account-  1/03     1/03
                        Inc.                                                        Post-petition

Allfirst Bank           Stewart Connector          02-13679   Open   0-055-207-593  Checking                       1/03     1/03
109 W. Market Street    Systems, Inc.
York, PA 17401
Contact:  Brenda Thomson
Phone: 717-852-2021
Fax: 717-852-2047

Bank One N.A.           Stewart Stamping           02-13678   Open     10-32994     Deposit - Lockbox              1/03     1/03
1 Bank One Plaza         Corporation                                     21373      Chicago, IL Lock Box No.
Chicago, IL  60670
Contact: Vernon Wright  Stewart Stamping           02-13678   Closed   633549522    Control Disbursement Account-  N/A      N/A
                         Corporation                                                Pre-petition
                        Stewart Stamping           02-13678   Open     633551254    Control Disbursement Account-  1/03     1/03
                         Corporation                                                Post-petition
                        EFI Inc.                   02-13676   Closed   633549530    Control Disbursement Account-  N/A      N/A
                                                                                    Pre-petition
                        EFI Inc.                   02-13676   Open     633551262    Control Disbursement Account-  1/03     1/03
                                                                                    Post-petition
                        EFI, Inc.                  02-13676   Open      1032994     Deposit - Lockbox              1/03     1/03
                                                                         21371      Lock Box Number

HSBC                    Stewart Stamping           02-13678   Open     652016944    Checking                       1/03     1/03
778 Yonkers Avenue      Corporation                                                 Used for misc. incoming checks.
Yonkers, NY 10704-2094

Fleet Bank              EFI, Inc.                  02-13676   Open   005-524-0606   Interest Bearing               1/03     1/03
Mail Stop: MA BO F04G
75 State Street
Boston, MA  02109

Bank One N.A.           Precision Cable Mfg. Co.   02-13675   Open     10-80613     DDA Account                    1/03     1/03
1 Bank One Plaza                                                       730301       Pasadena, CA Lock Box
Chicago, IL  60670
                        Precision Cable Mfg. Co.   02-13675   Closed   633549555    Control Disbursement Account-  N/A      N/A
                                                                                    Pre-petition
                        Precision Cable Mfg. Co.   02-13675   Open     637184292    Control Disbursement Account-  1/03     1/03
                                                                                    Post-petition
                        Precision Cable Mfg. Co.   02-13675   Open     632989828    Total pay account - payroll    1/03     1/03

Chase Manhattan Bank    Precision Cable Mfg. Co.   02-13675   Open    05600149393   Operating Account              1/03     1/03

                        Precision Cable Mfg. Co.   02-13675   Open    05600120774   Petty Cash & Credit Card       1/03     1/03
                                                                                     Charges
Bank One N.A.           InNet Technologies, Inc.   02-13673   Open     10-80621     DDA Account                    1/03     1/03
1 Bank One Plaza                                                       100903       Pasadena, CA Lock Box
Chicago, IL  60670
                        InNet Technologies, Inc.   02-13673   Closed   633549563    Control Disbursement Account-  N/A      N/A
                                                                                    Pre-petition
                        InNet Technologies, Inc.   02-13673   Open     637184300    Control Disbursement Account-  1/03     1/03
                                                                                    Post-petition

Note the following companies do not have any bank accounts:
Insilco International Holdings Inc. 02-13674
EFI Metal Forming, Inc. 02-13677

                                    EXHIBIT C

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                  February 2003
                             (amounts in thousands)
                                   (Unaudited)

                                        02-13672     02-13675                                  02-13678      02-13677      02-13676
                                         ESCOD       PRECISION     PRECISION   Cust. Assem.     STEWART         ITG
                                        CONSOL.        CABLE         ELIMS         ELIMS       STAMPING       EL PASO         EFI
                                        -------        -----         -----         -----       --------       -------         ---
GROSS SALES                               760         2,048                                     2,232           433         1,547
Intercompany Sales                                                   (275)           (5)          223                          69
Sales Discounts                             3             3
Sales Returns                               3
                                 ---------------------------------------------------------------------------------------------------
 Net Sales                                754         2,045          (275)           (5)        2,455           433         1,616

VARIABLE MFG. EXPENSES:
 Material                                 343         1,430          (275)          (48)        1,125           230           651
 Direct Labor                             143            80                                       193            23           195
 Variable Fringe                           65                                                     108            12           105
 Variable overhead                         40                                                      37            11
 Warranty
 Other                                                  114                                       106            17            55
                                 ---------------------------------------------------------------------------------------------------
 Total Variable Mfg Exp.                  591         1,624          (275)          (48)        1,569           293         1,006

Mfg. Contribution Margin                  163           421                          43           886           140           610
Contribution %                          21.6%         20.6%                     -860.0%         36.1%         32.3%         37.7%

Inventory Adjustment                        2                                                      (9)            2          (124)

FIXED MFG. EXPENSES:
 Wage                                     128           178                                       393            60           217
 Fixed Fringe                              91            40                                       173            18           109
 Supplies                                                15
 Utilities                                  9            14                                        25                          31
 Depreciation                              32           108                                       135            37           144
 Rent, Taxes, & Ins.                       18            52                                        16            26            27
 Other                                      5            32                                        95            21           130
 COS Adjustments
                                 ---------------------------------------------------------------------------------------------------
 Total Fixed Mfg. Exp.                    283           439                                       837           162           658
                                 ---------------------------------------------------------------------------------------------------
Total Cost of Goods Sold                  876         2,063          (275)          (48)        2,397           457         1,540
                                 ---------------------------------------------------------------------------------------------------
Gross Margin                             (122)          (18)                         43            58           (24)           76

SELLING, G, & A:
 Sales Commissions                          7            15                                        19             7            41
 Advertising & Promo  (Var)                               1                                         6                           2
 Engineering
 Sales & Marketing - Fixed                               68                                        56                          27
 New Product Development
 Finance                                   10            25                                        38             6            16
 MIS                                       27            25                                        29             2             4
 Admin & Executive                         96            46                                        10            13            20
 Legal
 Human Resources                            8             6                                        16                           7
 Depreciation                              (1)           19                                        14             2             7
 Amortization
 Group Charge Allocation
 Other                                                                                            (15)            7
 S, G, & A Adjustments
                                 ---------------------------------------------------------------------------------------------------
 Total Selling, G, & A                    147           205                                       173            37           124
                                 ---------------------------------------------------------------------------------------------------
Adjusted Operating Profit                (269)         (223)                         43          (115)          (61)          (48)
 One Time Adjustments
                                 ---------------------------------------------------------------------------------------------------
Operating Profit                         (269)         (223)                         43          (115)          (61)          (48)

OTHER INCOME:
 Interest Inc. - outside
 Gain on sale of assets
 Income - unconsol. co.
 Other Income
                                 ---------------------------------------------------------------------------------------------------
 Total Other Income

OTHER EXPENSE:
 Interest Exp. - outside
 Amortization
 Other Expense
                                 ---------------------------------------------------------------------------------------------------
 Total Other Expense

Reorganization Items

Extraordinary Item
                                 ---------------------------------------------------------------------------------------------------
 Total Other Inc. (Exp)
                                 ---------------------------------------------------------------------------------------------------
 Earnings before taxes                   (269)         (223)                         43          (115)          (61)          (48)
                                 ---------------------------------------------------------------------------------------------------

STATE & FEDERAL TAXES:
 State taxes
 Federal taxes                                         (101)                                      (59)          (27)
 Foreign taxes
                                 ---------------------------------------------------------------------------------------------------
 Total Taxes                                           (101)                                      (59)          (27)
                                 ---------------------------------------------------------------------------------------------------
Income before Interco.                   (269)         (122)                         43           (56)          (34)          (48)

INTERCOMPANY ACTIVITY:
 Capital charge                           (76)          (96)                                     (115)          (26)         (128)
 Corporate charges                        (23)          (37)                                      (33)           (5)          (30)
                                 ---------------------------------------------------------------------------------------------------
 Total Interco.                           (99)         (133)                                     (148)          (31)         (158)
                                 ---------------------------------------------------------------------------------------------------
Earnings from Cont. Op.                  (368)         (255)                         43          (204)          (65)         (206)
                                 ---------------------------------------------------------------------------------------------------
Discontinued Operations
                                 ---------------------------------------------------------------------------------------------------
 Total Current Earnings                  (368)         (255)                         43          (204)          (65)         (206)
                                 ===================================================================================================
 Note: Adjusted EBITDA                   (238)          (96)                         43            34           (22)          103

                                                    02-13679                                  02-13673
                                    Prec. Stamp.     Consol.      CONNECTOR     CONNECTOR                     INNET      CONN/INNET
                                        Elims       CONNECTOR       ELIMS         ELIMS         INNET         ELIMS         ELIMS
                                        -----       ---------       -----         -----         -----         -----         -----
GROSS SALES                                          1,249                                       217
Intercompany Sales                      (293)          634          (294)         (222)          215          (193)         (745)
Sales Discounts                                          4
Sales Returns
                                 ---------------------------------------------------------------------------------------------------
 Net Sales                              (293)        1,879          (294)         (222)          432          (193)         (745)

VARIABLE MFG. EXPENSES:
 Material                               (273)          871          (330)                        163          (107)         (742)
 Direct Labor                                           66                                        36           (17)
 Variable Fringe                                        69
 Variable overhead                                     105                                        22           (35)
 Warranty
 Other                                                 239                        (222)            1
                                 ---------------------------------------------------------------------------------------------------
 Total Variable Mfg Exp.                (273)        1,350          (330)         (222)          222          (159)         (742)

Mfg. Contribution Margin                 (20)          529            36                         210           (34)           (3)
Contribution %                          6.8%         28.2%        -12.2%                       48.6%         17.6%          0.4%

Inventory Adjustment                                   (72)                                       44           (44)

FIXED MFG. EXPENSES:
 Wage                                                  107                         (14)           17
 Fixed Fringe                                           39                                         2
 Supplies                                                9
 Utilities                                              20
 Depreciation                                          121                                        15
 Rent, Taxes, & Ins.                                     5                                         2
 Other                                                  44                                        12             1
 COS Adjustments
                                 ---------------------------------------------------------------------------------------------------
 Total Fixed Mfg. Exp.                                 345                         (14)           48             1
                                 ---------------------------------------------------------------------------------------------------
Total Cost of Goods Sold                (273)        1,623          (330)         (236)          314          (202)         (742)
                                 ---------------------------------------------------------------------------------------------------
Gross Margin                             (20)          256            36            14           118             9            (3)

SELLING, G, & A:
 Sales Commissions                                      48                                         4
 Advertising & Promo  (Var)                              2
 Engineering                                            34
 Sales & Marketing - Fixed                              84                                        49
 New Product Development                               142                                        60
 Finance                                                28
 MIS                                                    39
 Admin & Executive                                      60                                        51
 Legal                                                  25
 Human Resources                                        13
 Depreciation                                           18                                         6
 Amortization
 Group Charge Allocation
 Other
 S, G, & A Adjustments
                                 ---------------------------------------------------------------------------------------------------
 Total Selling, G, & A                                 493                                       170
                                 ---------------------------------------------------------------------------------------------------
Adjusted Operating Profit                (20)         (237)           36            14           (52)            9            (3)
 One Time Adjustments
                                 ---------------------------------------------------------------------------------------------------
Operating Profit                         (20)         (237)           36            14           (52)            9            (3)

OTHER INCOME:
 Interest Inc. - outside
 Gain on sale of assets
 Income - unconsol. co.                                                                           69
 Other Income
                                 ---------------------------------------------------------------------------------------------------
 Total Other Income                                                                               69

OTHER EXPENSE:
 Interest Exp. - outside
 Amortization
 Other Expense
                                 ---------------------------------------------------------------------------------------------------
 Total Other Expense

Reorganization Items

Extraordinary Item
                                 ---------------------------------------------------------------------------------------------------
 Total Other Inc. (Exp)                                                                           69
                                 ---------------------------------------------------------------------------------------------------
 Earnings before taxes                   (20)         (237)           36            14            17             9            (3)
                                 ---------------------------------------------------------------------------------------------------

STATE & FEDERAL TAXES:
 State taxes                                           (28)
 Federal taxes                                         (66)                                      (17)
 Foreign taxes
                                 ---------------------------------------------------------------------------------------------------
 Total Taxes                                           (94)                                      (17)
                                 ---------------------------------------------------------------------------------------------------
Income before Interco.                   (20)         (143)           36            14            34             9            (3)

INTERCOMPANY ACTIVITY:
 Capital charge                                        (89)                                      (85)
 Corporate charges                                     (35)                                      (56)
                                 ---------------------------------------------------------------------------------------------------
 Total Interco.                                       (124)                                     (141)
                                 ---------------------------------------------------------------------------------------------------
Earnings from Cont. Op.                  (20)         (267)           36            14          (107)            9            (3)
                                 ---------------------------------------------------------------------------------------------------
Discontinued Operations
                                 ---------------------------------------------------------------------------------------------------
 Total Current Earnings                  (20)         (267)           36            14          (107)            9            (3)
                                 ===================================================================================================
 Note: Adjusted EBITDA                   (20)          (98)           36            14           (31)            9            (3)

                                     02-13681/     02-13680                     02-13672                      02-13671
                                      SIGNAL        SIGNAL      Pass. Comp.                CONSOL.    TOTAL                INSILCO
                                      CONSOL.        ELIMS         ELIMS       CORPORATE   ENTRIES   INSILCO   HOLD CO   HOLDING CO.
                                      -------        -----         -----       ---------   -------   -------   -------   -----------
GROSS SALES                           1,360                                                   (1)     9,845                  9,845
Intercompany Sales                        3          (363)          (13)                       1     (1,258)                (1,258)
Sales Discounts                                                                                          10                     10
Sales Returns                            33                                                              36                     36
                                 --------------------------------------------------------------------------------------------------
 Net Sales                            1,330          (363)          (13)                              8,541                  8,541

VARIABLE MFG. EXPENSES:
 Material                               973          (363)          (13)                              3,635                  3,635
 Direct Labor                            79                                                             798                    798
 Variable Fringe                         40                                                             399                    399
 Variable overhead                       55                                                             235                    235
 Warranty
 Other                                                                                                  310                    310
                                 --------------------------------------------------------------------------------------------------
 Total Variable Mfg Exp.              1,147          (363)          (13)                              5,377                  5,377

Mfg. Contribution Margin                183                                                           3,164                  3,164
Contribution %                        13.8%                                                         -608.5%                  37.0%

Inventory Adjustment                   (147)                                                           (348)                  (348)

FIXED MFG. EXPENSES:
 Wage                                    64                                                           1,150                  1,150
 Fixed Fringe                            21                                                             493                    493
 Supplies                                 2                                                              26                     26
 Utilities                               16                                                             115                    115
 Depreciation                            35                                                             627                    627
 Rent, Taxes, & Ins.                     16                                                             162                    162
 Other                                                                                                  340                    340
 COS Adjustments
                                 --------------------------------------------------------------------------------------------------
 Total Fixed Mfg. Exp.                  154                                                           2,913                  2,913
                                 --------------------------------------------------------------------------------------------------
Total Cost of Goods Sold              1,154          (363)          (13)                              7,942                  7,942
                                 --------------------------------------------------------------------------------------------------
Gross Margin                            176                                                             599                    599

SELLING, G, & A:
 Sales Commissions                       30                                                             171                    171
 Advertising & Promo  (Var)              20                                                              31                     31
 Engineering                             32                                                              66                     66
 Sales & Marketing - Fixed               59                                                             343                    343
 New Product Development                                                                                202                    202
 Finance                                 56                                       335                   514                    514
 MIS                                     20                                        12                   158                    158
 Admin & Executive                                                   22            76                   394                    394
 Legal                                    3                                        21                    49                     49
 Human Resources                                                                   50                   100                    100
 Depreciation                             4                                         3                    72                     72
 Amortization
 Group Charge Allocation
 Other                                                                                                   (8)                    (8)
 S, G, & A Adjustments
                                 --------------------------------------------------------------------------------------------------
 Total Selling, G, & A                  224                          22           497                 2,092                  2,092
                                 --------------------------------------------------------------------------------------------------
Adjusted Operating Profit               (48)                        (22)         (497)               (1,493)                (1,493)

 One Time Adjustments                                                           1,185                 1,185                  1,185
                                 --------------------------------------------------------------------------------------------------
Operating Profit                        (48)                        (22)       (1,682)               (2,678)                (2,678)

OTHER INCOME:
 Interest Inc. - outside                                                            7                     7                      7
 Gain on sale of assets
 Income - unconsol. co.                                                                                  69                     69
 Other Income                                                                      (4)                   (4)                    (4)
                                 --------------------------------------------------------------------------------------------------
 Total Other Income                                                                 3                    72                     72

OTHER EXPENSE:
 Interest Exp. - outside                                                           34                    34        (3)          31
 Amortization
 Other Expense                                                                     (1)                   (1)                    (1)
                                 --------------------------------------------------------------------------------------------------
 Total Other Expense                                                               33                    33        (3)          30

Reorganization Items

Extraordinary Item
                                 --------------------------------------------------------------------------------------------------
 Total Other Inc. (Exp)                                                           (30)                   39         3           42
                                 --------------------------------------------------------------------------------------------------
 Earnings before taxes                  (48)                        (22)       (1,712)               (2,639)        3       (2,636)
                                 --------------------------------------------------------------------------------------------------

STATE & FEDERAL TAXES:
 State taxes                                                                                            (28)                   (28)
 Federal taxes                          (29)                                                           (299)                  (299)
 Foreign taxes
                                 --------------------------------------------------------------------------------------------------
 Total Taxes                            (29)                                                           (327)                  (327)
                                 --------------------------------------------------------------------------------------------------
Income before Interco.                  (19)                        (22)       (1,712)               (2,312)        3       (2,309)

INTERCOMPANY ACTIVITY:
 Capital charge                         (53)                                      668
 Corporate charges                      (30)                                      249
                                 --------------------------------------------------------------------------------------------------
 Total Interco.                         (83)                                      917
                                 --------------------------------------------------------------------------------------------------
Earnings from Cont. Op.                (102)                        (22)         (795)               (2,312)        3       (2,309)
                                 --------------------------------------------------------------------------------------------------
Discontinued Operations
                                 --------------------------------------------------------------------------------------------------
 Total Current Earnings                (102)                        (22)         (795)               (2,312)        3       (2,309)
                                 ==================================================================================================
 Note: Adjusted EBITDA                   (9)                        (22)         (494)                 (794)                  (794)

                                   EXHIBIT D

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                  February 2003
                             (amounts in thousands)
                                   (Unaudited)

                                    02-13672      02-13675                                   02-13678      02-13677      02-13676
                                      ESCOD       PRECISION     PRECISION    Cust. Assem.     STEWART        ITG -
                                     CONSOL.        CABLE         ELIMS         ELIMS        STAMPING       EL PASO         EFI
                                     -------        -----         -----         -----        --------       -------         ---
      ASSETS
Current Assets:
    Cash in bank & on hand             (255)         (245)                                      (237)            4            32

    Accounts Rec. - trade             1,501         4,108                                      4,195           806         3,247
    Reserve for bad debts               (82)          (48)                                      (114)           (2)          (62)
                                   -------------------------------------------------------------------------------------------------
    Accounts receivable - net         1,419         4,060                                      4,081           804         3,185
    Accounts rec. - other                 1             7                                        176            14

    Inventories:
      Raw Materials &  suppl.         4,164         2,926                                      1,735           443           612
      Work-in-process                   107           713                                        574           157         1,110
      Finished Goods                    906           813                          (38)        2,699           571         1,126
      Reserve                        (2,901)         (806)                                      (321)         (109)         (142)
                                   -------------------------------------------------------------------------------------------------
          Total Inv.                  2,276         3,646                          (38)        4,687         1,062         2,706
                                   -------------------------------------------------------------------------------------------------
    Prepaid Expenses                     15           781                                        545            61           440
                                   -------------------------------------------------------------------------------------------------
    Total Current Assets              3,456         8,249                          (38)        9,252         1,945         6,363
                                   -------------------------------------------------------------------------------------------------

Property Plant & Equipment:
    Land                                245           380                                      2,053                         455
    Buildings                         2,017         2,120                                      7,055           328         1,894
    Machinery & Equipment             3,551         7,187                                     18,977         3,678        15,164
                                   -------------------------------------------------------------------------------------------------
                                      5,813         9,687                                     28,085         4,006        17,513
    Depreciation                     (4,369)       (3,523)                                   (19,179)       (2,111)       (6,435)
                                   -------------------------------------------------------------------------------------------------
      Prop Plant & Equip -net         1,444         6,164                                      8,906         1,895        11,078
Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                             680          (680)
Other non-current assets                                2                                          1
                                   -------------------------------------------------------------------------------------------------
    TOTAL ASSETS                      4,900        15,095          (680)           (38)       18,159         3,840        17,441
                                   =================================================================================================

                                                    02-13679                                   02-13673
                                    Prec. Stamp.                   CONNECTOR     CONNECTOR                     INNET     INNET/CONN
                                        Elims       CONNECTOR        ELIMS         ELIMS         INNET         ELIMS        ELIMS
                                        -----       ---------        -----         -----         -----         -----        -----
      ASSETS
Current Assets:
    Cash in bank & on hand                              (153)                                      (22)

    Accounts Rec. - trade                              2,721                                       428
    Reserve for bad debts                               (284)                                     (108)
                                   -------------------------------------------------------------------------------------------------
    Accounts receivable - net                          2,437                                       320
    Accounts rec. - other

    Inventories:
      Raw Materials &  suppl.                          1,262
      Work-in-process                                  2,475
      Finished Goods                                   1,024          (222)                        607            (93)        (19)
      Reserve                                           (486)                                     (250)
                                   -------------------------------------------------------------------------------------------------
          Total Inv.                                   4,275          (222)                        357            (93)        (19)
                                   -------------------------------------------------------------------------------------------------
    Prepaid Expenses                                     384                          14            51
                                   -------------------------------------------------------------------------------------------------
    Total Current Assets                               6,943          (222)           14           706            (93)        (19)
                                   -------------------------------------------------------------------------------------------------

Property Plant & Equipment:
    Land                                                 219
    Buildings                                          2,586
    Machinery & Equipment                             26,692                                     1,219
                                   -------------------------------------------------------------------------------------------------
                                                      29,497                                     1,219
    Depreciation                                     (24,256)                                     (613)
                                   -------------------------------------------------------------------------------------------------
      Prop Plant & Equip -net                          5,241                                       606
Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                                 16                         (16)          117           (117)
Other non-current assets                                                                             5
                                   -------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                      12,200          (222)           (2)        1,434           (210)        (19)
                                   =================================================================================================

                                     02-13681/   02-13680                    02-13672                         02-13671
                                      SIGNAL      SIGNAL   Passive Comp.                 CONSOL.    TOTAL                INSILCO
                                      CONSOL.      ELIMS       ELIMS        CORPORATE    ENTRIES   INSILCO    HOLD CO.  HOLDING CO.
                                      -------      -----       -----        ---------    -------   -------    --------  -----------
      ASSETS
Current Assets:
    Cash in bank & on hand              (161)                                 8,340                 7,303                  7,303

    Accounts Rec. - trade              3,445                                                       20,451                 20,451
    Reserve for bad debts               (450)                                                      (1,150)                (1,150)
                                   ----------------------------------------------------------------------------------------------
    Accounts receivable - net          2,995                                                       19,301                 19,301
    Accounts rec. - other                  1                                    384                   583                    583

    Inventories:
      Raw Materials &  suppl.          2,328                                                       13,470                 13,470
      Work-in-process                    316                                                        5,452                  5,452
      Finished Goods                   2,193                      (95)                              9,472                  9,472
      Reserve                           (282)                                                      (5,297)                (5,297)
                                   ----------------------------------------------------------------------------------------------
          Total Inv.                   4,555                      (95)                             23,097                 23,097
                                   ----------------------------------------------------------------------------------------------
    Prepaid Expenses                      72                                  3,647                 6,010                  6,010
                                   ----------------------------------------------------------------------------------------------
    Total Current Assets               7,462                      (95)       12,371                56,294                 56,294
                                   ----------------------------------------------------------------------------------------------

Property Plant & Equipment:
    Land                                 404                                                        3,756                  3,756
    Buildings                            671                                                       16,671                 16,671
    Machinery & Equipment              7,181                                    352                84,001                 84,001
                                   ----------------------------------------------------------------------------------------------
                                       8,256                                    352               104,428                104,428
    Depreciation                      (5,938)                                   (35)              (66,459)               (66,459)
                                   ----------------------------------------------------------------------------------------------
      Prop Plant & Equip -net          2,318                                    317                37,969                 37,969
Intangible Assets                                                               617                   617                    617
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets                 126                                 14,152     (14,152)      134                    134
                                   ----------------------------------------------------------------------------------------------
    TOTAL ASSETS                       9,906                      (95)       27,457     (14,152)   95,014                 95,014
                                   ==============================================================================================

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                  February 2003
                             (amounts in thousands)
                                   (Unaudited)

                                     02-13672      02-13675                                   02-13678      02-13677      02-13676
                                       ESCOD       PRECISION     PRECISION    Cust. Assem.     STEWART        ITG -
                                      CONSOL.        CABLE         ELIMS         ELIMS        STAMPING       EL PASO         EFI
                                      -------        -----         -----         -----        --------       -------         ---
      LIABILITIES AND EQUITY

Current Liabilities:
    Accounts Payable                     196           297                                        238           108           477
    Accrued Expenses                   1,732           462                                      1,573           138           272
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits                                                                               5
    Current Portion - LT Debt
    Current Portion - OLTL                                                                                                     15
    CP Prepetition Liabilities           822         2,015                                      1,568           636           917
    Estimated Income Taxes                                                                                                    103

                                   -------------------------------------------------------------------------------------------------
      Total Current Liabilities        2,750         2,774                                      3,384           882         1,784
                                   -------------------------------------------------------------------------------------------------

Long Term Debt:
    Notes Payable                                       19
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes

                                   -------------------------------------------------------------------------------------------------
      Total Long Term Debt                              19
                                   -------------------------------------------------------------------------------------------------

Tax Liability                           (112)         (191)                                      (144)          (63)
LT Prepetition Liabilities
Other Long Term Liabilities                                                                       284                         201
Intercompany Debt:
    Interco. Payable - affiliate     (10,141)          365                                    (33,737)        6,621        28,795
    Interco. Payable - corporate      25,466         6,055                                     42,652

                                   -------------------------------------------------------------------------------------------------
      Total Interco. Debt             15,325         6,420                                      8,915         6,621        28,795
                                   -------------------------------------------------------------------------------------------------

PIK Preferred Stock

Shareholders Equity:
    Capital Stock                                                     (7)                           1
    Capital Surplus                   (3,750)       55,620                                      4,259
    Oth. Comprehensive Income         (3,480)
    Cumulative Translation Adj          (365)

    Retained Earnings:
      Beginning Balance               (4,855)      (49,053)         (673)           (79)        1,912        (3,454)      (12,950)
      Beg. Bal. Adjustment
      Current Earnings                  (613)         (494)                          41          (452)         (146)         (389)

                                   -------------------------------------------------------------------------------------------------
      Retained Earnings               (5,468)      (49,547)         (673)           (38)        1,460        (3,600)      (13,339)
                                   -------------------------------------------------------------------------------------------------
         Total Shareholders Eq.      (13,063)        6,073          (680)           (38)        5,720        (3,600)      (13,339)
                                   -------------------------------------------------------------------------------------------------
      Total Liab. & Equity             4,900        15,095          (680)           (38)       18,159         3,840        17,441
                                   =================================================================================================

                                                    02-13679                                   02-13673
                                    Prec. Stamp.                   CONNECTOR     CONNECTOR                     INNET     INNET/CONN
                                        Elims       CONNECTOR        ELIMS         ELIMS         INNET         ELIMS        ELIMS
                                        -----       ---------        -----         -----         -----         -----        -----
      LIABILITIES AND EQUITY

Current Liabilities:
    Accounts Payable                                     370                                         3
    Accrued Expenses                                     597                        (275)          180
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits
    Current Portion - LT Debt                             15                                         5
    Current Portion - OLTL
    CP Prepetition Liabilities                         1,271                                        32
    Estimated Income Taxes                               (70)

                                   -------------------------------------------------------------------------------------------------
      Total Current Liabilities                        2,183                        (275)          220
                                   -------------------------------------------------------------------------------------------------

Long Term Debt:
    Notes Payable                                        135
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes

                                   -------------------------------------------------------------------------------------------------
      Total Long Term Debt                               135
                                   -------------------------------------------------------------------------------------------------

Tax Liability                                           (163)                                       67
LT Prepetition Liabilities
Other Long Term Liabilities
Intercompany Debt:
    Interco. Payable - affiliate           95           (562)                        768          (912)
    Interco. Payable - corporate                         398                                     6,889

                                   -------------------------------------------------------------------------------------------------
      Total Interco. Debt                  95           (164)                        768         5,977
                                   -------------------------------------------------------------------------------------------------

PIK Preferred Stock

Shareholders Equity:
    Capital Stock                                          1                         (16)          (11)          (117)
    Capital Surplus                                    7,069                                    46,413
    Oth. Comprehensive Income
    Cumulative Translation Adj                                                      (493)                          (4)

    Retained Earnings:
      Beginning Balance                   (77)         3,723          (265)          (47)      (50,811)           (88)        (29)
      Beg. Bal. Adjustment
      Current Earnings                    (18)          (584)           43            61          (421)            (1)         10

                                   -------------------------------------------------------------------------------------------------
      Retained Earnings                   (95)         3,139          (222)           14       (51,232)           (89)        (19)
                                   -------------------------------------------------------------------------------------------------
         Total Shareholders Eq.           (95)        10,209          (222)         (495)       (4,830)          (210)        (19)
                                   -------------------------------------------------------------------------------------------------
      Total Liab. & Equity                            12,200          (222)           (2)        1,434           (210)        (19)
                                   =================================================================================================

                                     02-13681/
                                     02-13680                   02-13672                            02-13671
                                      SIGNAL     SIGNAL   Passive Comp.               CONSOL.      TOTAL                  INSILCO
                                      CONSOL.     ELIMS       ELIMS      CORPORATE    ENTRIES     INSILCO     HOLD CO   HOLDING CO.
                                      -------     -----       -----      ---------    -------     -------     -------   -----------
      LIABILITIES AND EQUITY

Current Liabilities:
    Accounts Payable                     205                                                       1,894                    1,894
    Accrued Expenses                     810                              10,195                  15,684                   15,684
    Accrued Expenses - corp.           1,172                               2,193                   3,365                    3,365
    Accrued Interest Payable                                              25,857                  25,857                   25,857
    Customer Deposits                                                                                  5                        5
    Current Portion - LT Debt                                              9,250                   9,270                    9,270
    Current Portion - OLTL                                                   786                     801                      801
    CP Prepetition Liabilities           973                                                       8,234                    8,234
    Estimated Income Taxes                22                                (325)     (1,600)     (1,870)                  (1,870)
                                   -----------------------------------------------------------------------------------------------
      Total Current Liabilities        3,182                              47,956      (1,600)     63,240                   63,240
                                   -----------------------------------------------------------------------------------------------

Long Term Debt:
    Notes Payable                                                                                    154                      154
    Alternative Currency Borr.
    Revolver  credit line                                                 32,500                  32,500                   32,500
    Term A Loan                                                           22,750                  22,750                   22,750
    Term B Loan                                                           56,912                  56,912                   56,912
    12% Sub. Notes                                                       119,865                 119,865                  119,865
    14% Notes - Holdings                                                                                     124,901      124,901
    Other Notes                                                           15,000                  15,000                   15,000
                                   -----------------------------------------------------------------------------------------------
      Total Long Term Debt                                               247,027                 247,181     124,901      372,082
                                   -----------------------------------------------------------------------------------------------

Tax Liability                            (55)                              9,494      10,420      19,253      (1,179)      18,074
LT Prepetition Liabilities                                                 1,620                   1,620                    1,620
Other Long Term Liabilities                                               15,784                  16,269                   16,269
Intercompany Debt:
    Interco. Payable - affiliate       3,250                     (95)        443                  (5,110)       (440)      (5,550)
    Interco. Payable - corporate      (3,229)                            (85,446)                 (7,215)                  (7,215)
                                   -----------------------------------------------------------------------------------------------
      Total Interco. Debt                 21                     (95)    (85,003)                (12,325)       (440)     (12,765)
                                   -----------------------------------------------------------------------------------------------

PIK Preferred Stock                                                                                           64,115       64,115

Shareholders Equity:
    Capital Stock                          1                                  (3)     (1,745)     (1,896)          1       (1,895)
    Capital Surplus                    3,337                              (6,605)   (102,033)      4,310      61,766       66,076
    Oth. Comprehensive Income                                                                     (3,480)                  (3,480)
    Cumulative Translation Adj                                            (5,089)     (1,423)     (7,374)                  (7,374)

    Retained Earnings:
      Beginning Balance                3,618                            (196,621)     82,519    (227,230)   (249,169)    (476,399)
      Beg. Bal. Adjustment
      Current Earnings                  (198)                             (1,103)       (290)     (4,554)          5       (4,549)
                                   -----------------------------------------------------------------------------------------------
      Retained Earnings                3,420                            (197,724)     82,229    (231,784)   (249,164)    (480,948)
                                   -----------------------------------------------------------------------------------------------
         Total Shareholders Eq.        6,758                            (209,421)    (22,972)   (240,224)   (187,397)    (427,621)
                                   -----------------------------------------------------------------------------------------------
      Total Liab. & Equity             9,906                     (95)     27,457     (14,152)     95,014                   95,014
                                   ===============================================================================================

                                    EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re     Insilco Technologies, Inc.,  et al.                  Case No. 02-13672
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

                                                                    Number of Days Past Due
-----------------------------------------------------------------------------------------------------------
(amounts in thousands)                             Current     0-30    31-60     61-90     Over 90    Total
-----------------------------------------------------------------------------------------------------------
 Accounts Payable                                   1,406      488        -         -         -       1,894
-----------------------------------------------------------------------------------------------------------
 Wages Payable                                        813        -        -         -         -         813
-----------------------------------------------------------------------------------------------------------
 Taxes Payable                                        108        -        -         -         -         108
-----------------------------------------------------------------------------------------------------------
 Rent / Leases - Building                               -        -        -         -         -           -
-----------------------------------------------------------------------------------------------------------
 Rent / Leases - Equipment                              -        -        -         -         -           -
-----------------------------------------------------------------------------------------------------------
 Secured Debt / Adequate Protection Payments            -        -        -         -         -           -
-----------------------------------------------------------------------------------------------------------
 Professional Fees                                     97        -        -         -         -          97
-----------------------------------------------------------------------------------------------------------
 Amounts Due to Insiders                                -        -        -         -         -           -
-----------------------------------------------------------------------------------------------------------
 Other: Benefits                                      531        -        -         -         -         531
-----------------------------------------------------------------------------------------------------------
 Other: Insurance                                   1,201        -        -         -         -       1,201
-----------------------------------------------------------------------------------------------------------
 Other: Pension                                    11,565        -        -         -         -      11,565
-----------------------------------------------------------------------------------------------------------
 Other: Other                                       4,734        -        -         -         -       4,734
-----------------------------------------------------------------------------------------------------------
 Total Postpetition Debts                          20,455      488        -         -         -      20,943
-----------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           ITG Global                                                   02-13672
---------------------------------------------------------------------------------------------------------------
                                                                        Number of Days Past Due
---------------------------------------------------------------------------------------------------------------
(amounts in thousands)                                Current      0-30     31-60     61-90    Over 90   Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                        196         -         -         -                 196
---------------------------------------------------------------------------------------------------------------
Wages Payable                                           121         -         -         -         -       121
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                            16         -         -         -         -        16
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                  -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                 -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments               -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Professional Fees                                         -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                   -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Benefits                                          20         -         -         -         -        20
---------------------------------------------------------------------------------------------------------------
Other: Insurance                                         85         -         -         -         -        85
---------------------------------------------------------------------------------------------------------------
Other: Pension                                        1,480         -         -         -         -     1,480
---------------------------------------------------------------------------------------------------------------
Other: Other                                             10         -         -         -         -        10
---------------------------------------------------------------------------------------------------------------
Total Accrueds                                        1,732         -         -         -         -     1,732
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                              1,928         -         -         -         -     1,928
---------------------------------------------------------------------------------------------------------------


           Precision Cable Manufacturing                                02-13675
---------------------------------------------------------------------------------------------------------------
                                                                        Number of Days Past Due
---------------------------------------------------------------------------------------------------------------
(amounts in thousands)                                Current      0-30     31-60     61-90    Over 90   Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                        297         -         -         -                 297
---------------------------------------------------------------------------------------------------------------
Wages Payable                                           159         -         -         -         -       159
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                            39         -         -         -         -        39
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                            -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                           -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Professional Fees                                                   -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                             -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Benefits                                                     -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Insurance                                        110         -         -         -         -       110
---------------------------------------------------------------------------------------------------------------
Other: Pension                                            8         -         -         -         -         8
---------------------------------------------------------------------------------------------------------------
Other: Other                                            146         -         -         -         -       146
---------------------------------------------------------------------------------------------------------------
Total Accrueds                                          462         -         -         -         -       462
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                759         -         -         -         -       759
---------------------------------------------------------------------------------------------------------------


           Stewart Stamping Group                   02-13678, 02-13676, 02-13677
---------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
---------------------------------------------------------------------------------------------------------------
(amounts in thousands)                                Current     0-30      31-60     61-90   Over 90    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                        335       488                   -                 823
---------------------------------------------------------------------------------------------------------------
Wages Payable                                           311                             -         -       311
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                            49                             -         -        49
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                  -                             -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                 -                             -         -         -
---------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments               -                             -         -         -
---------------------------------------------------------------------------------------------------------------
Professional Fees                                        96                             -         -        96
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                   -                             -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Benefits                                          69                             -         -        69
---------------------------------------------------------------------------------------------------------------
Other: Insurance                                        420                             -         -       420
---------------------------------------------------------------------------------------------------------------
Other: Pension                                          635                             -         -       635
---------------------------------------------------------------------------------------------------------------
Other: Other                                            403                             -         -       403
---------------------------------------------------------------------------------------------------------------
Total Accrueds                                        1,983         -         -         -         -     1,983
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                              2,318       488         -         -         -     2,806
---------------------------------------------------------------------------------------------------------------


           Stewart Connector Systems                                    02-13679
---------------------------------------------------------------------------------------------------------------
                                                                        Number of Days Past Due
---------------------------------------------------------------------------------------------------------------
(amounts in thousands)                                Current     0-30      31-60     61-90    Over 90   Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                        370         -         -         -                 370
---------------------------------------------------------------------------------------------------------------
Wages Payable                                           135         -         -         -         -       135
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                             -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                  -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                 -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments               -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Professional Fees                                         -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                   -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Benefits                                           -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Insurance                                          2         -         -         -         -         2
---------------------------------------------------------------------------------------------------------------
Other: Pension                                          276         -         -         -         -       276
---------------------------------------------------------------------------------------------------------------
Other: Other                                            (91)        -         -         -         -       (91)
---------------------------------------------------------------------------------------------------------------
Total Accrueds                                          322         -         -         -         -       322
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                692         -         -         -         -       692
---------------------------------------------------------------------------------------------------------------

                                  Page 23 of 29


           InNet Technologies                                           02-13673
---------------------------------------------------------------------------------------------------------------
                                                                        Number of Days Past Due
---------------------------------------------------------------------------------------------------------------
(amounts in thousands)                                Current      0-30     31-60     61-90    Over 90   Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                          3         -         -         -                   3
---------------------------------------------------------------------------------------------------------------
Wages Payable                                            33         -         -         -         -        33
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                             -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                  -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                 -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments               -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Professional Fees                                         -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                   -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Benefits                                         123         -         -         -         -       123
---------------------------------------------------------------------------------------------------------------
Other: Insurance                                          -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Pension                                            -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Other                                             24         -         -         -         -        24
---------------------------------------------------------------------------------------------------------------
Total Accrueds                                          180         -         -         -         -       180
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                183         -         -         -         -       183
---------------------------------------------------------------------------------------------------------------


           Signal Transformer                                 02-13681, 02-13680
---------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
---------------------------------------------------------------------------------------------------------------
(amounts in thousands)                                Current     0-30      31-60     61-90    Over 90   Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                        205                   -         -                 205
---------------------------------------------------------------------------------------------------------------
Wages Payable                                            54                   -         -         -        54
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                             4                   -         -         -         4
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                  -                   -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                 -                   -         -         -         -
---------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments               -                   -         -         -         -
---------------------------------------------------------------------------------------------------------------
Professional Fees                                         1                   -         -         -         1
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                   -                   -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Benefits                                          71                   -         -         -        71
---------------------------------------------------------------------------------------------------------------
Other: Insurance                                        328                   -         -         -       328
---------------------------------------------------------------------------------------------------------------
Other: Pension                                          192                   -         -         -       192
---------------------------------------------------------------------------------------------------------------
Other: Other                                          1,332                   -         -         -     1,332
---------------------------------------------------------------------------------------------------------------
Total Accrueds                                        1,982         -         -         -         -     1,982
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                              2,187         -         -         -         -     2,187
---------------------------------------------------------------------------------------------------------------


           Insilco Technologies, Inc.                                   02-13672
---------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
---------------------------------------------------------------------------------------------------------------
(amounts in thousands)                                Current     0-30      31-60     61-90    Over 90   Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                          -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Wages Payable                                             -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                             -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                  -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                 -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments               -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Professional Fees                                         -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                   -         -         -         -         -         -
---------------------------------------------------------------------------------------------------------------
Other: Benefits                                         248         -         -         -         -       248
---------------------------------------------------------------------------------------------------------------
Other: Insurance                                        256         -         -         -         -       256
---------------------------------------------------------------------------------------------------------------
Other: Pension                                        8,974         -         -         -         -     8,974
---------------------------------------------------------------------------------------------------------------
Other: Other                                          2,910         -         -         -         -     2,910
---------------------------------------------------------------------------------------------------------------
Total Accrueds                                       12,388         -         -         -         -    12,388
---------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                             12,388         -         -         -         -    12,388
---------------------------------------------------------------------------------------------------------------

Companies with none:
Insilco International Holdings, Inc.            02-13674
Insilco Holding Co.                             02-13671

                                    EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re        Insilco Technologies, Inc.,  et al.               Case No. 02-13672
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                  --------------------------------------------

                                                                       Amount
Accounts Receivable Reconciliation                                (in thousands)
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $ 19,927
--------------------------------------------------------------------------------
+ Amounts billed during the period                                    $  9,792
--------------------------------------------------------------------------------
- Amounts collected during the period                                 $  9,167
--------------------------------------------------------------------------------
Reclass intercompany trade receivables to intercompany receivables    $    101
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period          $ 20,451
--------------------------------------------------------------------------------

                                                                       Amount
Accounts Receivable Aging                                         (in thousands)
--------------------------------------------------------------------------------
0 - 30 days old                                                       $ 11,149
--------------------------------------------------------------------------------
31 - 60 days old                                                      $  5,512
--------------------------------------------------------------------------------
61 - 90 days old                                                      $  1,951
--------------------------------------------------------------------------------
91+ days old                                                          $  1,839
--------------------------------------------------------------------------------
Total Accounts Receivable                                             $ 20,451
--------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                            $ (1,150)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                             $ 19,301
--------------------------------------------------------------------------------

Support Sheet For Accounts Receivable Reconciliation

                                                                        Insilco      Insilco
                                                           Insilco      Intl'        Technologies  Precision   Stewart     EFI Metal
                                                           Holding Co.  Holding      Inc.          Cable       Stamping    Forming
(amounts in thousands)                                     02-13671     02-13674     02-13672      02-13675    02-13678    02-13677
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                          Amount       Amount       Amount        Amount      Amount      Amount
-----------------------------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable at the 12/31/02                    $ -          $ -        $1,663        $3,702      $3,539      $ 991
-----------------------------------------------------------------------------------------------------------------------------------
 + Amounts billed during the period                           $ -          $ -        $  694        $2,045      $2,317      $ 432
-----------------------------------------------------------------------------------------------------------------------------------
 - Amounts collected during the period                        $ -          $ -        $  856        $1,590      $1,609      $ 617
-----------------------------------------------------------------------------------------------------------------------------------
Reclass intercompany trade receivables to intercompany
receivables                                                   $ -          $ -        $    -        $   49      $   52      $   -
-----------------------------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable at the 1/24/03                     $ -          $ -        $1,501        $4,108      $4,195      $ 806
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Stewart
                                                           Eyelets for  Connector    InNet         Signal      Signal
                                                           Industry     Systems      Technologies  Transformer Caribe
(amounts in thousands)                                     02-13676     02-13679     02-13674      02-13681    02-13680
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                          Amount       Amount       Amount        Amount      Amount      Total
-----------------------------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable at the 12/31/02                  $3,343       $2,825       $ 363         $3,501       $  -      $19,927
-----------------------------------------------------------------------------------------------------------------------------------
 + Amounts billed during the period                         $1,609       $1,249       $ 116         $1,330       $  -      $ 9,792
-----------------------------------------------------------------------------------------------------------------------------------
 - Amounts collected during the period                      $1,705       $1,353       $  51         $1,386       $  -      $ 9,167
-----------------------------------------------------------------------------------------------------------------------------------
Reclass intercompany trade receivables to intercompany
receivables                                                 $    -       $    -       $   -         $    -       $  -      $     -
-----------------------------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable at the 1/24/03                   $3,247       $2,721       $ 428         $3,445       $  -      $20,451
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        Insilco      Insilco
                                                           Insilco      Intl'        Technologies  Precision   Stewart     EFI Metal
                                                           Holding Co.  Holding      Inc.          Cable       Stamping    Forming
(amounts in thousands)                                     02-13671     02-13674     02-13672      02-13675    02-13678    02-13677
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                   Amount       Amount       Amount        Amount      Amount      Amount
-----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                               $ -          $ -        $  772        $2,526      $2,483      $ 387
-----------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                              $ -          $ -        $  315        $1,038      $1,121      $ 306
-----------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                              $ -          $ -        $  214        $  363      $  431      $  85
-----------------------------------------------------------------------------------------------------------------------------------
91+ days old                                                  $ -          $ -        $  200        $  181      $  160      $  28
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                     $ -          $ -        $1,501        $4,108      $4,195      $ 806
-----------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                    $ -          $ -        $  (82)       $  (48)     $ (114)     $  (2)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                     $ -          $ -        $1,419        $4,060      $4,081      $ 804
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Stewart
                                                           Eyelets for  Connector    InNet         Signal      Signal
                                                           Industry     Systems      Technologies  Transformer Caribe
(amounts in thousands)                                     02-13676     02-13679     02-13674      02-13681    02-13680
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging(continued)                        Amount       Amount       Amount        Amount      Amount      Total
-----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                             $1,831       $1,591        $ 119        $1,440       $ -       $11,149
-----------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                            $1,024       $  726        $  83        $  899       $ -       $ 5,512
-----------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                            $  230       $  251        $  26        $  351       $ -       $ 1,951
-----------------------------------------------------------------------------------------------------------------------------------
91+ days old                                                $  162       $  153        $ 200        $  755       $ -       $ 1,839
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                   $3,247       $2,721        $ 428        $3,445       $ -       $20,451
-----------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                  $  (62) (82) $ (284)       $(108)       $ (450)      $ -       $(1,150)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                   $3,185       $2,437        $ 320        $2,995       $ -       $19,301
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re           Insilco Technologies, Inc.,  et al.            Case No. 02-13672
Debtors Fiscal Month from January 25 to February 21, 2003 for the Reporting Period February 1 to February 28, 2003

                              DEBTOR QUESTIONNAIRE
                              --------------------

--------------------------------------------------------------------------------
Must be completed each month                                  YES       NO
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside
    the normal course of business this reporting period?                No
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account
    other than a debtor in possession account this                      No
    reporting period? If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?
    If no, provide an explanation below.                      Yes
--------------------------------------------------------------------------------
4.  Are workers compensation, general liabilities
    and other necessary insurance coverages in effect?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------